Exhibit 10.1
AMENDMENT TO EMPLOYMENT AGREEMENT
THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) by and between DXC Technology Company, a Nevada corporation (the “Company”), and J. Michael Lawrie (the “Executive” and, together with the Company, the “Parties”), shall be effective as of August 15, 2018 (as defined below) (the “Amendment Effective Date”).
WHEREAS, the Company and Executive are parties to that certain Employment Agreement (the “Employment Agreement”) originally dated as of February 7, 2012, as amended;
WHEREAS, the Term of Employment, as defined in the Employment Agreement, is currently scheduled to expire on March 31, 2019;
WHEREAS, the Parties now wish to amend the Employment Agreement to extend the Employment Agreement for an additional one-year period;
WHEREAS, the Board of Directors of the Company has approved the amendment of the Employment Agreement in the manner reflected herein.
NOW THEREFORE, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows, effective as of the Amendment Effective Date:
1. As of the Amendment Effective Date, the Term of Employment shall be extended through the earliest to occur of (i) March 31, 2020 or (ii) the date of termination of Executive’s employment in accordance with any one of Sections 5(a) through 5(f) of the Employment Agreement; provided, however, that the Term of Employment is subject to annual Amendment upon mutual agreement of the Parties not later than six (6) months prior to the end of the Company’s fiscal year 2020 or any extended annual period.
2. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Employment Agreement. This Amendment may be executed in two or more counterparts each of which shall be legally binding and enforceable.
3. All terms and provisions of the Employment Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in the Employment Agreement shall include the terms contained in this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to Employment Agreement effective as of the Amendment Effective Date.

Executive:	For the Company:

/s/ J. Michael Lawrie	/s/ William Deckelman
Signature	Name: William Deckelman
Title: Executive Vice President, General Counsel and Secretary
J. Michael Lawrie
Printed Name

8/15/2018
Date